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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 10, 2003

                            SEVEN SEAS PETROLEUM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         CAYMAN ISLANDS                  0-22483               73-468669
(STATE OR OTHER JURISDICTION OF        (COMMISSION          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)        FILE NUMBER)        IDENTIFICATION NO.)


                           5555 SAN FELIPE, SUITE 1700
                              HOUSTON, TEXAS 77056
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 622-8218
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The August 2003 Monthly Operating Report (MOR) was filed with the Bankruptcy Court on October 10, 2003. The financial information contained in the MOR is not intended to comply with GAAP or any other generally accepted accounting standard. The MOR reflects the position of the Company, on a standalone basis. The statements contained in the MOR should be read in conjunction with previous filings. No employees are employed by the Company and all significant assets are held by the Subsidiaries.

         The MOR balance sheet reflects the Company's assets and liabilities and does not reflect the consolidated entities' assets and liabilities. The MOR income statement reflects income and expenses directly incurred by the Company as well as a management fee incurred for expenses relating to Seven Seas Petroleum USA, Inc., the management subsidiary operating in the United States.

         A copy of the August 2003 MOR is attached as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)      Exhibits

         Exhibit 99.1 - Bankruptcy Monthly Operating Report for August 2003.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SEVEN SEAS PETROLEUM INC.


Date:    October 10, 2003

                                        By:  /s/ BEN B. FLOYD
                                            -----------------------------------
                                            Ben B. Floyd
                                            Chief Executive Officer

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                                INDEX TO EXHIBIT


EXHIBIT NO.             DESCRIPTION
-----------             -----------

   99.1       -         Bankruptcy Monthly Operating Report for August 2003.